ADA Environmental Solutions Presentation to Thomas Weisel Partners Alternative Energy Conference New York City, NY June 12, 2008 NASDAQ:ADES A Leader in Clean Coal Technology Exhibit 99.1

Please note that this presentation contains forward-looking statements within the meaning of
U.S. securities laws, including statements relating to future revenues, our plans to build a new activated carbon (AC) production facility and projected revenue from the proposed AC facility, our ability to enlist and enter into appropriate agreements with strategic partners, the impact of new legislation and court rulings on the AC market; our ability to submit winning bids for systems contracts; production goals; the availability of tax credits; our ability to secure necessary debt financing; anticipated growth in the markets we serve and hope to serve in the future, and related matters, including our position in those markets.
These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those anticipated by these statements, including changing economic conditions, market demand for our products and services, changes in technology, failure to satisfy performance guarantees, availability of federal funding, availability of private financing which will be needed to implement our expansion plans, our ability to reach suitable agreements with a strategic partner changes in laws or regulations, results of demonstrations of our own and other’s licensed technologies, operational difficulties, availability of skilled personnel, availability of raw materials and appropriate facilities at reasonable costs, and other factors, which we discuss in greater detail in the Risk
Factors and MD&A sections of our latest annual report filed with the U.S. Securities and Exchange
Commission, as well as in our other SEC filings. These forward-looking statements are based on our current expectations and we assume no obligation to update these forward-looking statements.
Investors are cautioned not to place undue reliance on these forward-looking statements.

Who is ADA-ES?
ADA Environmental Solutions develops environmental technology and specialty chemicals for the coal-fired power plant market
Recognized emission control industry experts
Senior staff collectively has over 200 years experience developing emission control technology
Demonstrated track record of developing and then commercializing technologies
ADA is poised to benefit from the political and cultural momentum behind clean energy
Baltimore, MD
Allentown, PA
Birmingham, AL
Marshall, TX
ADA-ES office
Littleton, CO
Napa, CA
(Headquarters)

Investment Highlights
ADA Targets Three Significant Actionable Growth Opportunities:
ACI is deemed best available control technology for the
removal of mercury from flue gas streams
ADA is a current market leader for activated carbon
injection (“ACI”) equipment and engineering services
Recent Federal Court ruling likely to lead to $1 Billion
market for activated carbon (“AC”)
ADA is in advanced stages of development plan for the
largest, most efficient AC manufacturing facility in the US
Mercury
Control
Refined
Coal
Marketing refined coal (IRC Section 45) product for older plants
Technology meets technical criteria for federal tax credits of approximately $6 million per plant per year
CO
2
Control
Developing capture and control technology for greenhouse gas
CO
2

-5- GROWTH AREA #1 Mercury Control

Business Plan in Action for Mercury Control
Step One:
ADA demonstrated ACI with $80 million from DOE and
leading utilities:  Regulations followed.
Step Two:
After market is created by regulations, ADA became a leader
in the sale of ACI equipment: approximately $1 million per plant
Step Three:
Progressing on plan (including building new plant) to provide
AC to utilities for a continuous revenue source: approximately $2 million per year per plant.
Recently announced 1 AC Contract for $35 million.
0
50
100
150
200
2002 2004 2006 2008 2010 2012
Engineering Consulting Equipment Chemicals
Historical and Projected Revenues
st

ADA-ES ACI Equipment
Scrubber
Removes SO
2
Particle Capture
AC
Injected Here
AC Storage and
Feeder
AC with Mercury
Collected Here
Technology is low cost and simple to implement on new and existing coal boilers

ACI – A Proven Technology
Tested ACI using western coal
Tested ACI using eastern coal
ACI has been tested on over 40 coal plants burning a variety of fuels
ADA-ES’ vast data enables us to guarantee Hg removal levels

AC Market Drivers: Regulations for Hg Control
Existing Rules Create $200-400 Million AC Market
State with proposed legis/regs more strict than CAMR (13)
State with firm legis/regs more strict than CAMR (13)
Planned plant that has ordered mercury control system
Plant with consent decree limiting mercury emissions
P
P
State currently accepting CAMR (24)
P
P
P
P
P
P
P
P
P
Total Existing Coal-Fired Capacity
MW
24,000
12,000
2,400

New Federal Legislation Likely
Expected to Create $1 Billion AC Market
On February 8, 2008 DC Circuit Court of Appeals Ruled that EPA erred in establishing the lenient Clean Air Mercury Rule (CAMR)
May 20, 2008 the DC Circuit Court denied  EPA’s petition for an en banc rehearing on CAMR
• EPA will likely have to develop MACT mercury reduction standards for existing power plants
A March 14, 2008 DC Circuit Court ruling requires MACT technology such as ACI for mercury control
Bills requiring 90% mercury control for all power plants have been introduced in both the
Senate and the House
• Bipartisan support

-11- Activated Carbon Injection (ACI) Equipment for Mercury Control

ACI Equipment Sales:  Status
Over 80 contracts for ACI systems have been awarded by
power companies for mercury control to date
ADA maintains a ~40% market share
The rest are split between 7- 8 other companies
Expect to bid on 50-100 systems in 2008-2009
Working closely with largest utilities in the U.S. and Canada
Key supplier of mercury control technology to major air
pollution control companies
Babcock and Wilcox, Alstom Power, Hamon Research
Cottrell, and Hitachi, among others

New Market for Activated Carbon Created
for Mercury Control
0
500
1,000
Activated
Carbon
(millions of
lbs / yr)
Current H20 AC
Market
Developing Market
for Hg Control
2006
2010E
2015E
ANNUAL U.S. MARKET
Significant production gap identified
New Market based
on existing
regulations
New Market
based on anticipated
Federal regulation

Development of New AC Production Facility
Largest AC plant(s) in North America
Capital and financing cost: >$350 million per production line
Annual production approx. 125 to 175 million pounds of AC per line
4-6 year process:
Test products
Design plant
Select sites
Permits filed and pending
Permit issued
Equipment procurement
Construction
Permitting multiple sites:
goal of AC production by Q1 2010
ADA’s current
stage

Pursuing Sites for Up Six Production Lines
• Two lines permitted adjacent to Red River Mine in NW Louisiana
• Permits filed for two lines at a site near Bismarck, ND
• Developing additional sites near coal sources to minimize feedstock costs

Financing for AC Plant
40% Equity
Investment by ADA-ES from Balance Sheet
Strategic Partner has been selected, negotiating final terms expected to include:
• Purchase of Preferred Convertible ADES shares
• Investment at Project level for 50% ownership of AC Production
• In addition to financial resources, Strategic Partner can support
Project development
EPC oversight
Sale of off-take contracts
Staffing and operation of power production facilities
Project finance and financial assurance capacity
60% Debt Financing
Project Financing based on $200-$400 million in “take or pay”
contracts for AC
• 1
st
“take-or-pay” contract signed with a value in excess of $35
million
• Negotiations and discussions on other large supply agreements

Interim Supply Plans
Goal is to supply AC to utilities in second half 2008 and through 2009
Beneficial addition to longer-term supply shortages
Initial goal of 10-15 million lb/yr by end of 2008
Increase supply up to 30-50 million lb/yr for 2009
Sourcing of high-quality AC
LOI signed for 20-30 million lb/yr
Negotiations on-going for additional supply
Equipment for Storage and Chemical Treatment
Equipment to chemically treat, mill, package, and store has been purchased for less than $1 million
Facility leased to house equipment
Procuring new equipment to increase production capacity
Project led by industry veterans
John Rectenwald – 27 years AC  operations and manufacturing
Steve Young – 35 years AC experience in engineering and production
First test of ADA produced AC achieved 90% mercury capture

Interim AC supply plan underway
Permit for 350 million pound per year production granted by
Louisiana DEQ
Negotiating final EPC contract
Total all in financing costs expected to be > $350 million
Market prices for AC are increasing
First production still planned for Q1 2010
Interim supply plan will buffer potential schedule slippage
Strategic Partner agreements to be completed once final EPC
costs are established
Putting in place agreements to support Debt Financing
Long-term “take or pay” contracts sufficient to support cash flows for debt service
Redundant coal supply agreements
Site purchase and easements
AC Plant Development Status

-19- GROWTH AREA #2 REFINED COAL ADA-ES opportunity through joint venture with an affiliate of NexGen Resources Corporation

Refined Coal:  CyClean
American Jobs Creation Act of 2004 provides 10-year
Refined Coal tax credit of approximately $6/ton
Coal is deemed “refined” if:
20% reduction in NO
x
and 20% reduction of Mercury
and 50% increase in market value
ADA-ES Refined Coal process:
For Cyclone boilers
Adds proprietary chemicals on Western Coal
Burns cleaner and more efficiently
Reduces emissions
Provides fuel flexibility

Status:  CyClean Refined Coal
Completed three full-scale tests exceeding tax
credit emission reduction levels that can qualify
for the tax credit
Patents and patent-pending on key technology
Marketing effort underway
Seeking legislative clarification for “50%
increase in market value” requirement – needed
to properly define criteria for the tax credit

-22- GROWTH AREA #3 CONTROL OF GREENHOUSE EMISSIONS: CARBON DIOXIDE

ADA-ES CO
2
Control Business Plan
In pre-market period, use funding from electric power generators and DOE
Awarded a subcontract on $4 million DOE program for sorbent-
based CO
2
control
Received funding commitments from multiple power companies
on another multi-million dollar DOE program
Seeing a rapid growth in funding available to address the CO
2
issue
Developing multiple technologies to address carbon capture,
beneficial use, and prevention with a focus on the existing fleet of
1,100 boilers
Focus on technology that will have a component that creates a continuing revenue stream
Potentially largest new market opportunity

Emission
Control
SO
2
, NO
x
,
Hg, Particulate
STEAM
WATER
Coal*
50% C
20% H
2
O
12% O
2
5% Ash
3% H
2
(S, Hg)
*Coal
composition varies greatly with grade and source.
CO
2
Capture
Air
78% N
2
21% O
2
100% CO
2
to Storage
Regeneration
Flue Gas
15% CO
2
79% N
2
10% H
2
O
4% O
2
ADA-ES Carbon Capture Technology

Financial Highlights
Cash flow positive &
profitable on an annual
basis since 2003 spin-off
5.7 million diluted shares
outstanding
50%+ held by institutions
~15% held by insiders
and employees
Balance sheet highlights (at
3/31/08):
Cash and investments of
~$13 million
Working capital of ~$10
million
No long-term debt
Shareholders’ equity of
$28.3 million
Market cap $57.2 million
(6/6/08)

Summary
ADA-ES instrumental in creating mercury control market
Existing rules: estimated 150 ACI systems, 400 million lbs/yr AC
Pending Federal Rule: estimated 600-700 ACI systems, 1 billion lbs/yr
AC
Already a leading provider of engineering services and equipment for the mercury control market
Building new AC plants for this market
Operating permits for 6 production lines expected Q2-3 2008
Well positioned to respond to AC demand by Federal rule
Strategic Equity Partner selected, expected to provide approximately
$100 million for project
First off-take contract sold, others expected in next few months
Progress with Refined Coal; substantial market opportunity
Developing control technology for Greenhouse gases
Strong financial position and resumption of revenue growth
expected in 2009